                                                                     EXHIBIT d.3

    TEMPORARY CERTIFICATE - Exchangeable for Definitive Engraved Certificate
                            When Ready for Delivery.

                  ORGANIZED AND EXISTING UNDER AND BY VIRTUE OF
                  THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS

                 NFJ Dividend, Interest & Premium Strategy Fund


                                                                                           SHARES

               NUMBER                    THIS CERTIFICATE IS TRANSFERABLE IN
      COMMON SHARE(S) OF       THE CITY OF WILMINGTON, DELAWARE OR NEW YORK, NEW YORK      CUSIP 65337H 10 9
     BENEFICIAL INTEREST                                                                SEE REVERSE
$0.00001 PAR VALUE PER SHARE                                                            FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST OF

NFJ Dividend, Interest & Premium Strategy Fund, the said shares being issued, received and held under and subject to the terms and provisions of the Agreement and Declaration of Trust dated as of August 20, 2003, establishing the Fund, and all amendments thereto, copies of which are on file with the Secretary of State of The Commonwealth of Massachusetts, and the Fund's Bylaws, and all amendments thereto. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The common shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Fund, properly endorsed for transfer. This certificate is executed on behalf of the Trustees of the Fund as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding only upon the assets and property of the Fund. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Fund and the facsimile signatures of its duly authorized officers.

DATED:


[SEAL]                   /s/ Lawrence G. Altadonna         /s/ Brian S. Shlissel
                         -------------------------         ---------------------
                             TREASURER.                        PRESIDENT.

COUNTERSIGNED AND REGISTERED:
                    PFPC Inc.

                                                              TRANSFER AGENT
                                                               AND REGISTRAR,

BY

                                                            AUTHORIZED SIGNATURE

        The Fund will furnish a copy of the Agreement and Declaration of Trust and Bylaws to the holder of this certificate without charge upon written request.

EXPLANATION OF ABBREVIATIONS

The following abbreviations when used in the form of ownership on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below may be used.

Abbreviation   Equivalent                        Abbreviation             Equivalent
------------   ----------                        ------------             ----------
JT TEN         As joint tenants, with right of   TEN IN COM               As tenants in common
               survivorship and not as tenants   TEN BY ENT               As tenants by the entireties
               in common                         UNIF TRANSFERS MIN ACT   Uniform Transfers to Minors Act

Abbreviation   Equivalent                        Abbreviation             Equivalent
------------   ----------                        ------------             ----------
ADM            Administrator(s)                  FDN                      Foundation
               Administratrix                    PL                       Public Law
AGMT           Agreement                         TR                       (As) trustee(s), for, of
CUST           Custodian for                     UA                       Under Agreement
EST            Estate, Of estate of              UW                       Under will of, Or will, of
EX             Executor(s), Executrix                                     Under last will & Testament
FBO            For the benefit of

     Additional abbreviations may also be used though not in the above list.

--------------------------------------------------------------------------------

                                  TRANSFER FORM

    FOR VALUE RECEIVED, ___________________hereby sell, assign and transfer unto
                               (I/We)

    PLEASE INSERT SOCIAL
SECURITY OR OTHER IDENTIFYING
     NUMBER OF ASSIGNEE
-----------------------------

________________________________________________________________________________

________________________________________________________________________________
                   Please print or typewrite name and address
                     (including postal zip code of assignee)

________________________________________________________________________________

________________________________________________________________________________

___________________________________________Common Shares of Beneficial Interest

represented by this Certificate and do hereby irrevocably constitute and appoint

_______________________________________________________________________Attorney,
to transfer said shares on the books of the Fund with full power of substitution in the premises.

Dated:                        __________________________________________________

                              Signature(s)______________________________________
                              (The signature to this assignment must correspond with the name as written upon the face of this Certificate In every particular, without alteration or enlargement or any change whatsoever. If more than one owner, all must sign).

     SIGNATURE(S) GUARANTEED: __________________________________________________
                              THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                              ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                              STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM). PURSUANT TO S.E.C. RULE 17Ad-15.

                                IMPORTANT NOTICE:

        When you sign your name to the Transfer Form without filling in the name of your "Assignee" this certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you fill in the name of the new owner in the "Assignee" space.
        Alternatively, instead of using this Transfer Form, you may sign a separate "stock power" form and then mail the unsigned certificate and the signed "stock power" in separate envelopes. For added protection, use registered mail for a certificate.